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TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
X	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
THE AES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock, par value $0.01 per share
	(2)	Aggregate number of securities to which transaction applies:
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The AES Corporation
1001 North 19th Street
Arlington, Virginia 22209

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY APRIL 28, 2004

March 15, 2004

TO THE HOLDERS OF COMMON STOCK OF THE AES CORPORATION:

         The 2004 Annual Meeting of Stockholders of The AES Corporation will be held on Wednesday, April 28, 2004, at 9:30 a.m. at the Company's corporate offices at 1001 North 19th Street, Arlington, Virginia. Doors to the meeting will open at 8:30 a.m.

         The meeting will be conducted:

  1.
  To elect a board of 12 directors;

  2.
  To consider and vote on a proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the year 2004 (approved by the Board of Directors, and set forth in the following Proxy Statement);

         And, to transact such other business as may properly come before the meeting.

         Stockholders of record at the close of business on March 3, 2004 will be entitled to notice of and to vote at this meeting.

Brian A. Miller Vice President, Deputy General Counsel and Secretary

         EACH STOCKHOLDER IS REQUESTED TO EXECUTE AND PROMPTLY RETURN THE ENCLOSED PROXY. A PREPAID ENVELOPE IS ENCLOSED FOR RETURNING PROXIES. YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET (SEE DIRECTIONS ON PROXY CARD). ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON.

DIRECTIONS TO MEETING LOCATION (1001 N. 19TH STREET, ARLINGTON, VA 22209):

From Points North—US-40 E toward I-270. Take I-270 SPUR South toward I-495 South/Northern Virginia. Merge onto Capital Beltway I-495 South. Take the VA-193 Exit (Exit 43-44) toward George Washington Memorial Parkway. Merge via Exit 43. Merge onto Arlington Boulevard/US-50 West toward Rosslyn. Take Rosslyn Exit. Turn right onto North Lynn Street, and right onto 19th Street. There is limited parking in the building.

From Points South—I-95 North. Merge onto I-395 North via Exit 170A toward Washington, DC. Merge onto Washington Boulevard/VA-27 via Exit number 8B toward Pentagon/Arlington Cemetery/Rosslyn/Memorial Bridge. Merge onto Jefferson Davis Highway/VA-110 North toward Pentagon North Parking Entrance. Turn slight left to take the Wilson Boulevard ramp toward Rosslyn. Turn slight right onto Arlington Ridge Road. Arlington Ridge Road becomes North 19th Street. There is limited parking in the building.

From Points West—I-66 East toward Washington, DC. Take Iwo Jima Exit merging onto Lee Highway. Turn right onto Fort Myer Drive, and then a left onto 19th Street. Proceed on 19th Street to office; 1001 North 19th Street, Arlington, VA 22209. There is limited parking in the building.

TABLE OF CONTENTS

PROXY STATEMENT
SHAREHOLDER PROPOSAL 1: ELECTION OF DIRECTORS
Richard Darman
Alice F. Emerson
Paul T. Hanrahan
Kristina Johnson
John A. Koskinen
Philip Lader
John H. McArthur
Sandra O. Moose
Philip A. Odeen
Charles O. Rossotti
Sven Sandstrom
Roger W. Sant
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS
COMPENSATION OF DIRECTORS
Compensation of the Board for 2003
Compensation of the Board for 2004
COMMITTEES OF THE BOARD
FINANCIAL AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Long-term Compensation
Chief Executive Officer Compensation
COMPENSATION OF EXECUTIVE OFFICERS FOR 2003
Summary Compensation Table
Performance Unit Awards in 2003
Option Grants in 2003
Aggregated Option Exercises During 2003 and Year-end Option Value
EMPLOYMENT, SEPARATION, AND CHANGE IN CONTROL AGREEMENTS
THE COMPANY'S STOCK PRICE PERFORMANCE CHART
SHAREHOLDER PROPOSAL 2: APPOINTMENT OF AUDITORS
GENERAL
Principal Accounting Firm Fees
Section 16(A) Beneficial Ownership Reporting Compliance
Submission of Stock Holder Proposals, Nominations, and Communications with the Board
Adoption of Code of Business Conduct and Ethics and Corporate Governance Guidelines
Solicitation of Proxies
Form 10-K Annual Report

PROXY STATEMENT

March 15, 2004 The accompanying proxy is solicited by the Board of Directors of The AES Corporation (the "Company" or "AES"). The proxy is solicited for use at the Annual Meeting of Stockholders of the Company to be held at 9:30 a.m. on Wednesday, April 28, 2004. The Annual Meeting will be held at the Company's corporate offices, 1001 North 19th Street, Arlington, Virginia, or at any adjournment of such Meeting. This Proxy Statement and accompanying proxy are first being sent or provided to stockholders on or about March 25, 2004.

If the proxy is properly executed, the shares it represents will be voted at the meeting in accordance with the instructions noted thereon. If no instructions are specified with respect to the matters to be acted upon, the shares will be voted in accordance with the Board of Directors' recommendations for each proposal as set forth herein. Any stockholder executing a proxy has the power to revoke it at any time before it is voted at the meeting. To revoke a proxy, a stockholder must file a written notice of revocation with the Company, or deliver a duly executed proxy bearing a later date, or attend the Annual Meeting of Stockholders and vote in person. Proxies marked as abstentions, or to withhold a vote from a nominee as a director in the case of the election of directors, will have the effect of a negative vote. Broker non-votes will be considered as present at the Annual Meeting, but will not be entitled to vote and therefore will have no effect. A broker non-vote occurs when a nominee holds shares for a beneficial owner, but has not received voting instructions from the beneficial owner with respect to a particular matter, and the nominee does not possess or choose to exercise his discretionary authority to vote the shares for the particular matter.

The only securities of the Company entitled to be voted are shares of Common Stock. Only holders of record of Common Stock at the close of business on March 3, 2004 are entitled to notice of and to vote at the meeting. Holders of Common Stock are entitled to one vote per share. There were 628,775,109 shares of Common Stock outstanding at the close of business on March 3, 2004. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 is being delivered concurrently with this Proxy Statement.

SHAREHOLDER PROPOSAL 1

  Election Of Directors

The Board of Directors submits the names of 12 persons ("Nominees") for election to Director. Only one of the Nominees, Paul T. Hanrahan, is also an employee of the Company. In 2003, the Board of Directors met 13 times, including 7 telephonic meetings. Pursuant to the Company's Corporate Governance Guidelines, non-management Directors meet after each in-person meeting of the Board of Directors. Non-management Directors met 6 times in 2003 with Mr. Darman presiding as Lead Independent Director. Directors are elected to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified. Directors must be elected by a majority of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting of Stockholders, at which a quorum is present.

The Board has determined that each of the directors and director nominees standing for election, except Paul T. Hanrahan, the President and Chief Executive Officer of the Company, and Roger W. Sant, a co-founder of the

Company, has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent within the meaning of the New York Stock Exchange ("NYSE") director independence standards, as currently in effect.

 Richard Darman has been a director of AES since June 2002. He served as Vice Chairman from December 2002 until May 2003, and was elected Chairman of the Board on May 1, 2003. In addition to his service as Chairman, Mr. Darman serves as Lead Independent Director of the Board. He is a Partner and Managing Director of The Carlyle Group ("Carlyle"), one of the world's largest private equity firms. He joined Carlyle in February 1993, after serving in the cabinet of the first Bush administration as Director of the U.S. Office of Management and Budget (from 1989 to 1993). Prior to joining the Bush cabinet, he was a Managing Director of Shearson Lehman Brothers, Deputy Secretary of the U.S. Treasury, and Assistant to the President of the United States. He graduated with honors from Harvard College in 1964 and from the Harvard Graduate School of Business Administration in 1967. He is a Trustee of the publicly traded CDC Nvest Funds and Loomis-Sayles Funds, and is Vice Chairman of the Board of the Smithsonian National Museum of American History. Mr. Darman chairs the Special Committee of the Board and serves as an ex-officio member of each committee of the Board. The Board has determined that Mr. Darman meets the standards of "independence" established by the New York Stock Exchange ("NYSE") and the Sarbanes-Oxley Act.

 Alice F. Emerson has been a director of AES since 1993. She was a Senior Advisor at The Andrew W. Mellon Foundation from 1991-2002, was President of Wheaton College in Massachusetts from 1975 to 1991, and prior to that served as Dean of Students at the University of Pennsylvania. Ms. Emerson has retired from full-time employment, but continues to serve as a consultant. She is a member of the Board of Directors of the World Resources Institute, Salzburg Seminar, and the MGH Institute of Health Professions. Ms. Emerson chairs the Environment, Safety, Social Responsibility and Technology Committee and serves on the Compensation Committee of the Board. The Board has determined that Ms. Emerson meets the standards of "independence" established by the NYSE and the Sarbanes-Oxley Act.

 Paul T. Hanrahan has been a director of AES since June 2002. At that time he was also appointed President and CEO. Prior to assuming this position, he was responsible for AES businesses in Asia, Latin America and Europe at various times. Prior to joining AES, Mr. Hanrahan served as a line officer on a fast attack nuclear submarine in the U.S. Navy from 1980-1984. He graduated with honors from the United States Naval Academy in 1979 and from the Harvard Graduate School of Business in 1986.

 Kristina M. Johnson is being nominated for election to the Board of Directors. She was recommended by a non-management director. Dr. Johnson is the chief academic and administrative officer (Dean) of the Edmund T. Pratt, Jr., School of Engineering at Duke University ("Duke"). She joined Duke in July 1999. Prior to joining Duke, Dr. Johnson served on the faculty at the University of Colorado from 1985-1999 as a Professor of Electrical and Computer Engineering, and as a co-founder and Director (1993-1997) of the National Science Foundation Engineering Research Center for Optoelectronic Computing Systems Center. Dr. Johnson received her BS with distinction, MS and PhD from Stanford University in Electrical Engineering. She is an expert in liquid crystal electro-optics and has over forty patents or patents pending in this field. Dr. Johnson currently serves on the Boards of Directors of Dycom Industries, Inc., Minerals Technologies, Inc., and Guidant Corporation. The Board has determined that Ms. Johnson meets the standards of "independence" established by the NYSE and the Sarbanes-Oxley Act.

 John A. Koskinen is being nominated for election to the Board of Directors. He was recommended by a non-management director. Mr. Koskinen served as Deputy Mayor and City Administrator for the District of Columbia from January 2000 to August of 2003. Since 2001, Mr. Koskinen has served as a Director of the US Soccer Foundation and serves on the Foundation's audit committee. Prior to his election as Deputy Mayor, he occupied several positions with the U.S. Government, including service from 1994 through 1997 as Deputy Director for Management, Office of Management and Budget. From 1998 to 2000, he served as Assistant to the President (President Clinton) and Chaired the President's Council on Year 2000 Conversion. Prior to his most recent service with the U.S. Government, in 1973, Mr. Koskinen joined the Palmieri Company, which specialized in turnaround management, as Vice President and later served as President and CEO from 1979 through 1993. Mr. Koskinen graduated with a JD from Yale University School of Law and a BA in physics from Duke University. The Board has determined that Mr. Koskinen meets the standards of "independence" established by the NYSE and the Sarbanes-Oxley Act.

 Philip Lader has been a director of AES since April 2001. The former U.S. Ambassador to the Court of St. James's, he is Chairman of WPP Group plc, the global advertising and communications services company which includes J. Walter Thompson, Young & Rubicam, and Ogilvy & Mather. A lawyer and founder of Renaissance Weekends, he is also a Senior Advisor to Morgan Stanley, a director of Lloyd's of London, WPP Group plc, RAND and Marathon Oil Corporations, and a trustee of the British Museum. Formerly White House Deputy Chief of Staff, Assistant to the President, Deputy Director of the Office of Management and Budget, and Administrator of the U.S. Small Business Administration, he also was President of Sea Pines Company, Executive Vice President of the U.S. holdings of the late Sir James Goldsmith, and president of universities in South Carolina and Australia. He was educated at Duke University (BA, Phi Beta Kappa, 1966), the University of Michigan (MA, 1967), Oxford University, and Harvard Law School (JD, 1972). Mr. Lader chairs the Nominating and Corporate Governance Committee and also serves on the Environment, Safety, Social Responsibility and Technology Committee of the Board. The Board has determined that Mr. Lader meets the standards of "independence" established by the NYSE and the Sarbanes-Oxley Act.

 John H. McArthur has been a director of AES since January 1997. He is the retired Dean of the Harvard Business School, and has been a private business consultant and active investor in various companies since prior to 1994. He serves as Senior Advisor to the President of the World Bank Group. He is also a member of the Boards of Directors of BCE Emergis Inc., BCE Inc., Bell Canada, Cabot Corporation, GlaxoSmithKline plc, HCA Corporation, KOC Holdings, A.S., Reuters Founders Share Company plc, Rohm & Haas Corporation, and Telsat Canada. Mr. McArthur chairs the Financial Audit Committee and serves on the Special Committee of the Board. Mr. McArthur also serves on the audit committees of three other public companies. The independent members of the Board have determined that Mr. McArthur's service on the other identified companies' audit committees will not impair his performing the necessary and expected service as a member of the Company's Financial Audit Committee. Mr. McArthur has been designated an Audit Committee Financial Expert pursuant to Section 407 of the Sarbanes-Oxley Act. The Board has determined that Mr. McArthur meets the standards of "independence" established by the NYSE and the Sarbanes-Oxley Act.

 Sandra O. Moose is being nominated for election to the Board of Directors. She was recommended by a non-management director. Dr. Moose is President of Strategic Advisory Services and previously was a Senior Vice President of The Boston Consulting Group ("BCG"). She joined BCG in 1968, was a director since 1975, and a Senior Vice President through 2003. She managed BCG's New York Office from 1988-1998 and was appointed Chair of the East Coast. Dr. Moose received her PhD and MA in economics from Harvard University and BA summa cum laude in economics from Wheaton College. Dr. Moose serves on the Boards of Directors of Verizon Communications, Rohm and Haas Company, the Alfred P. Sloan Foundation and CDC Nvest Funds. The Board has determined that Dr. Moose meets the standards of "independence" established by the NYSE and the Sarbanes-Oxley Act.

 Philip A. Odeen has been a director of AES since May 1, 2003. He currently serves as the non-Executive Chairman of ITS Services, a privately held information technology company providing services to civil and Federal agencies. Mr. Odeen retired as Chairman of TRW Inc. in December 2002. Prior to joining TRW in 1997, Mr. Odeen was President and Chief Executive Officer of BDM, which TRW acquired in 1997. From 1978 to 1992, Mr. Odeen was a Senior Consulting Partner with Coopers & Lybrand and served as Vice Chairman, management consulting services, from 1991 to 1992. From 1972 to 1978, he was Vice President of the Wilson Sporting Goods Company. Mr. Odeen has served in senior positions with the Office of the Secretary of Defense and the National Security Council staff. Mr. Odeen graduated Phi Beta Kappa with a BA in government from the University of South Dakota. He was a Fulbright Scholar to the United Kingdom and earned a master's degree from the University of Wisconsin. He is a member of the Boards of Directors of Avaya, Convergys Corporation, Northrop Grumman Corporation, Reynolds and Reynolds Company, and WGL Holdings. Mr. Odeen chairs the Compensation Committee and also serves on the Special Committee of the Board. The Board has determined that Mr. Odeen meets the standards of "independence" established by the NYSE and the Sarbanes-Oxley Act.

 Charles O. Rossotti has been a director of AES since March 2003. Mr. Rossotti is a Senior Advisor with the Carlyle Group, one of the world's largest private equity firms. From November 1997 until November 2002, Mr. Rossotti was the Commissioner of Internal Revenue at the United States Internal Revenue Service ("IRS"). Prior to joining the IRS, Mr. Rossotti was a founder of American Management Systems, Inc., where he held the position of President from 1970-1989, CEO from 1981 to 1993 and Chairman from 1989 to 1997. From 1965 to 1969, he held various positions in the Office of Systems Analysis within the Office of the Secretary of Defense. Mr. Rossotti graduated Magna cum laude from Georgetown University and received an MBA with high distinction from Harvard Business School. Mr. Rossotti serves on the Financial Audit Committee and the Compensation Committee of the Board. Mr. Rossotti has been designated an Audit Committee Financial Expert pursuant to Section 407 of the Sarbanes-Oxley Act. The Board has determined that Mr. Rossotti meets the standards of "independence" established by the NYSE and the Sarbanes-Oxley Act.

 Sven Sandstrom has been a director of AES since October 2002. He is the former Managing Director of the World Bank, retiring from the Bank in December 2001. Mr. Sandstrom currently serves as Director, Secretariat of the

International Task Force on Global Public Goods sponsored by, inter alia, France, Sweden, Germany, and the United Kingdom. He is also Special Advisor (Development) to the European Commission, and Advisor to the World Bank and African Development Bank. He serves on the Board of Directors of Hifabgruppen AB in Sweden. Mr. Sandstrom serves on the Financial Audit Committee and the Nominating and Corporate Governance Committee of the Board. Mr. Sandstrom has been designated an Audit Committee Financial Expert pursuant to Section 407 of the Sarbanes-Oxley Act. The Board has determined that Mr. Sandstrom meets the standards of "independence" established by the NYSE and the Sarbanes-Oxley Act.

 Roger W. Sant co-founded the Company in 1981. In May 2003, the Board elected Mr. Sant to the position of Chairman Emeritus of the Board. He has been a director of the Company since its inception, and held the office of President through 1986 and Chief Executive Officer through December 31, 1993, and Chairman of the Board through May 1, 2003. He currently is Chairman of the Board of The Summit Foundation, is a Regent of the Smithsonian Institution, and serves on the Board of Directors of Marriott International, Inc., the World Wildlife Fund (US), and the National Symphony Orchestra. He was Assistant Administrator for Energy Conservation and the Environment of the Federal Energy Administration ("FEA") from 1974 to 1976 and the Director of the Energy Productivity Center, an energy research organization affiliated with The Mellon Institute at Carnegie-Mellon University, from 1977 to 1981. Mr. Sant serves on the Environment, Safety, Social Responsibility and Technology Committee and the Special Committee of the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF THE 12 DIRECTORS DISCUSSED ABOVE AND AS SET FORTH ON THE PROXY BALLOT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, AND EXECUTIVE OFFICERS

 The following table sets forth the beneficial ownership of the Company's Common Stock by (a) each director and named executive officer, (b) all directors and executive officers as a group and (c) all persons who own more than five percent (5%) of the Company's Common Stock as of December 31, 2003. Unless otherwise indicated, each of the persons and group listed below has sole voting and dispositive power with respect to the shares shown.

Name	Age	Position Held with the Company	Shares of Common Stock Beneficially Owned (1)(2)		% of Class (1)(2)
Shares Beneficially Owned by Directors and Executive Officers
Richard Darman	60	Chairman of the Board	438,448	(3)	*
Alice F. Emerson	72	Director	77,274	(4)	*
Paul T. Hanrahan	46	President, Chief Executive Officer and Director	1,614,209	(5)	*
Kristina M. Johnson	46	Director Nominee	0		*
John A. Koskinen	64	Director Nominee	0		*
Philip Lader	58	Director	137,216	(6)	*
John H. McArthur	70	Director	30,534		*
Sandra O. Moose	62	Director Nominee	0		*
Philip A. Odeen	68	Director	12,000	(7)	*
Charles O. Rossotti	63	Director	101,040	(8)	*
Sven Sandstrom	63	Director	45,830		*
Roger W. Sant	72	Chairman Emeritus and Director	27,497,505	(9)	4.40
Barry J. Sharp	44	Executive VP and Chief Financial Officer	947,937	(10)	*
John R. Ruggirello	53	Executive VP and Chief Operating Officer	921,117	(11)	*
Robert F. Hemphill, Jr. **	60	Executive VP	2,328,960	(12)	*
Joseph C. Brandt	39	Executive VP and Chief Operating Officer	149,263		*
William R. Luraschi	40	Executive VP and General Counsel	361,988		*
All Directors and Executive Officers as a group (17 persons)			34,663,321		5.54
Shares Beneficially Owned by Others
Legg Mason Inc.	Address:	100 Light Street Baltimore, MD 21202	67,560,698	(13)	17.62
FMR Corporation	Address:	82 Devonshire Street Boston, MA 02109	53,296,782	(14)	8.52
Capital Group International	Address:	11100 Santa Monica Boulevard Los Angeles, CA 90025	44,317,810	(15)	7.08

*
Shares held represent less than 1% of the total number of outstanding shares of Common Stock of the Company.

**
Mr. Hemphill served as a Director of the Company for Year 2003. He resigned his position as Director on February 4, 2004 and was elected Executive Vice President of the Company on the same day.

(1)
Shares beneficially owned and deemed to be outstanding include Common Stock of the Company issued or issuable, on or before February 29, 2004, (a) upon exercise of outstanding options, (b) upon exercise of warrants, (c) under the Deferred Compensation Plan for Executive Officers, (d) under the Deferred Compensation Plan for Directors, (e) under The AES Corporation Profit Sharing and Stock Ownership Plan, and (f) under the Supplemental Retirement Plan. No charitable contributions were made by the Company to any charitable organization for which an AES Director served as an executive officer of that organization in an amount greater than $1 million or 2% of such charitable organization's consolidated gross revenues for year 2003, 2002, or 2001.

(2)
Includes (a) the following shares issuable upon exercise of option within the 60 days proceeding December 31, 2003s: Mr. Darman—163,448 shares; Ms. Emerson—28,317 shares; Mr. Hanrahan—1,517,423 shares; Mr. Lader—11,663 shares; Mr. McArthur—23,205 shares; Mr. Odeen—0 shares; Mr. Rossotti—0 shares; Mr. Sandstrom—45,830 shares; Mr. Sant—850,866 shares; Mr. Sharp—827,218 shares; Mr. Ruggirello—805,181 shares; Mr. Hemphill—11,260 shares; Mr. Brandt—132,574 shares; and Mr. Luraschi—312,410 shares; all directors and executive officers as a group—4,729,395 shares; (b) the following units issuable under the Deferred Compensation Plan for Executive Officers: Mr. Sant—59,286 shares; all executive officers as a group—59,286 shares; (c) the following units issuable under the Deferred Compensation Plan for Directors: Ms. Emerson—14,373; Mr. Lader—4,402; Mr. McArthur—7,329; Mr. Rossotti—1,040; Mr. Sant—11,226; all directors as a group 38,370; (d) the following shares held in The AES Corporation Profit Sharing and Stock Ownership Plan and the Employee Stock Ownership Plan: Mr. Hanrahan—38,529 shares; Mr. Sharp—106,867 shares; Mr. Ruggirello—89,901 shares; Mr. Hemphill—396,988 shares; Mr. Brandt—12,470 shares; and Mr. Luraschi—41,833 shares; all directors and executive officers as a group 686,588 shares; and (e) the following units issuable under the Supplemental Retirement Plan: Mr. Hanrahan—25,285; Mr. Sharp—13,412; Mr. Ruggirello—10,949; Mr. Brandt—2,169; and Mr. Luraschi—7,745; all directors and executive officers as a group—59,560 units.

(3)
Includes 160,000 shares held in a sub-chapter S corporation of which Mr. Darman has beneficial interest.

(4)
Includes 17,348 shares held in IRAs for Ms. Emerson.

(5)
Includes 110 shares held by Mr. Hanrahan's wife and 5,500 underlying shares of convertible securities.

(6)
Includes 7,086 shares owned jointly by Mr. Lader and his wife, 25 shares held by his daughter, 89,380 shares held in a family-established private foundation, of which Mr. Lader disclaims beneficial ownership, and 5,160 shares in an IRA for the benefit of Mr. Lader.

(7)
Includes 12,000 shares held jointly by Mr. Odeen and his wife.

(8)
Includes 90,000 shares held jointly by Mr. Rossotti and his wife.

(9)
Includes 259,484 shares held in an IRA for the benefit of Mrs. Sant, 222,860 shares in an IRA for the benefit of Mr. Sant, 25,472,934 shares in trusts for the benefit of Mr. and Mrs. Sant, and 35,000 shares held in another trust.

(10)
Includes 440 shares held in beneficial ownership for Mr. Sharp's daughter.

(11)
Includes 15,086 shares held by Mr. Ruggirello's wife.

(12)
Includes 21,304 shares held in an IRA for the benefit of Mr. Hemphill.

(13)
Of this aggregate number, Legg Mason Inc. reported on SEC Schedule -13G filed with the Securities and Exchange Commission dated February 13, 2003, that it had (a) sole voting power on no shares, (b) shared voting power on 110,255,098 shares, (c) sole dispositive power on no shares, and (d) shared dispositive power on 110,255,098 shares.

(14)
Of this aggregate number, FMR Corporation reported on SEC Schedule-13G filed with the Securities and Exchange Commission dated February 16, 2004, that it had (a) sole voting power on 14,168,220 shares, (b) shared voting power on no shares, (c) sole dispositive power on 53,296,782 shares and (d) shared dispositive power on no shares.

(15)
Of this aggregate number, Capital Group International reported on SEC Schedule -13G filed with the Securities and Exchange Commission dated February 10, 2003, that it had (a) sole voting power on 35,080,910 shares, (b) shared voting power on no shares, (c) sole dispositive power on 44,317,810 shares, and (d) shared dispositive power on no shares.

COMPENSATION OF DIRECTORS

 Directors who are also officers of AES are not paid any fees or additional compensation for service as members of AES's Board of Directors or any committee thereof. As set forth below, a revised compensation structure for outside directors has been instituted for outside directors elected at the 2004 Annual Meeting. The revised structure is intended by the Board to meet the following goals: promote the recruitment of talented and experienced Directors to the Board; compensate outside Directors for the increased workload and risk inherent in the Director position; simplify the compensation structure by removing Board and committee meeting fees and thereby improve the clarity of the compensation structure for shareholders and other stakeholders of the Company; and decrease the emphasis on option grants as compensation, while retaining a strong financial incentive for Directors to maintain and promote the long-term health and viability of the Company.

  Compensation of the Board for 2003

 Each Director who was not employed by AES received $33,000 as annual cash compensation for service on the Board of Directors and $2,000 for each Board meeting attended in person and $750 for each Board meeting in which he or she participated by telephone conference. The non-executive Chairman received $82,500 as annual cash compensation for service on the Board of Directors, and $5,000 for each Board meeting attended in person and $1,875 for each Board meeting in which he participated by telephone conference. Directors were permitted to elect to defer this compensation pursuant to The AES Corporation Deferred Compensation Plan for Directors in the form of stock units. All Directors were reimbursed for travel and other related expenses incurred in attending Board and committee meetings. Directors who were not employed by AES were not eligible to participate in AES's employee benefit plans but were entitled to participate in The AES Corporation 2001 Stock Option Plan for Outside Directors ("Outside Director Plan"). Under the terms of the Outside Director Plan, the Company issued options to purchase shares of the Company's Common Stock at a price equal to the quoted market price on the date the option was granted. Directors eligible to participate in the Outside Director Plan received options to purchase Common Stock valued on the grant date at $40,000, with a non-executive Chairman entitled to receive options to purchase Common Stock valued on the grant date at $100,000. These options become eligible for exercise in installments of 50% at the end of each of the first two years after the grant date. Directors were entitled to elect to take their annual compensation consisting of the annual fee plus four regular meeting fees in the form of a stock option award. For each Director and/or non-executive Chairman so electing, they received stock options equal to 1.50 times the cash value, and such stock option grants vest within one year of grant.

 Directors also were compensated for their service on AES committees. If serving as Chairman of a committee of the Board, the following compensation schedule applied: Chairman of the Financial Audit and Special Committees—$20,000 per year; Chairman of the Compensation and Nominating and Corporate Governance Committees—$10,000 per year; and Chairman of the Environment, Safety, Social Responsibility and Technology Committee—$5,000 per year. Financial Audit Committee members received an annual retainer of $10,000 per year, and Special Committee members received an annual retainer of $10,000 per year. A Director received $1,000 for each committee meeting attended in person, and $500 for each committee meeting in which he or she participated by telephone conference.

  Compensation of the Board for 2004

 Under the 2004 compensation structure, each outside Director will receive a $50,000 annual retainer with a requirement that 34% of such retainer will be deferred in the form of stock units pursuant to the existing AES Corporation Deferred Compensation Plan for Directors ("Director Plan"). Directors will no longer receive Board meeting attendance fees as Board members are expected to attend and participate fully in all Board meetings. Directors may elect, but are not required, to defer more than the 34% mandatory deferral. Any amount of the annual retainer that is elected to be deferred by a Director above the mandatory deferral will be credited to such Director in stock units valued at 1.3 times the elected deferred amount. Directors will receive a $10,000 committee retainer for each Board committee on which they serve. If a Director serves as Chair of a committee, the Director will receive the applicable Committee Chair fee (as noted below), but will not receive the committee retainer. Directors will no longer receive committee meeting attendance fees as Board members are expected to attend and participate fully in all meetings of committees on which they serve. Directors may elect to defer some or all of the committee retainer in the form of stock units pursuant to the Director Plan. A Director serving as a Committee Chair will be compensated as follows: the Financial Audit Committee Chair and the Special Committee Chair will receive $25,000 per year; the remaining Committee Chairs will receive $15,000 per year. Directors will also receive an annual Deferred Incentive Compensation grant valued at $80,000. Directors may elect to take the Deferred Incentive Compensation grant in the form of stock units, an option grant or a mix of stock units and options. To the extent a Director elects to receive options, such options will have a three-year vesting schedule. The Chairman of the Board, who is required to be a non-executive, will receive compensation in an amount equal to 2.5 times the annual retainer and the Deferred Incentive Compensation grant. In addition to the multiple duties of the Chairman related to the planning and structure of Board meetings and oversight of Board responsibilities, the Chairman, although not an officer or employee of the Company, serves as a member of the Company's Executive Office and attends the weekly meetings of the Executive Office. The Chairman also attends scheduled meetings of the Company's Development Office, attends all major investor conferences scheduled by the Company and, when possible, attends the Company's quarterly business review meetings. As with other Board members, the Chairman is required to defer 34% of the annual retainer in the form of stock units, but is permitted to elect to defer more than the mandatory 34% deferral. Any amount of the annual retainer above the mandatory deferral amount that is deferred by the Chairman will be valued at 1.3 times the elected deferred amount. The Chairman also is required to serve as an ex-officio member of all Board committees and therefore is expected to attend all committee meetings. The Chairman will receive in total $25,000 for the required service as an ex-officio member of the committees of the Board. If a Chairman of the Board serves as the Chairman of a committee, the Chairman will receive the Chairman fee applicable to such committee.

COMMITTEES OF THE BOARD

 The Board has four standing committees and a Special Committee, which met regularly in 2003. The four standing committees are the Financial Audit Committee, the Environment, Safety, Social Responsibility and Technology Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee. Each of the members of the Financial Audit

Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee meet the standards of "independence" established by the NYSE and the Sarbanes-Oxley Act.

 The Board has a separately designated standing Financial Audit Committee ("Audit Committee") established in accordance with Section 3(a)(58)A of the Exchange Act. The Audit Committee of the Board is responsible for the review and oversight of the Company's performance with respect to its financial responsibilities and the integrity of the Company's accounting and reporting practices. The Audit Committee also selects and recommends to the Board of Directors the Company's independent auditors. The Audit Committee operates under the Charter of the Financial Audit Committee of the Board of Directors of The AES Corporation adopted and approved by the Board. A copy of the charter appears on the Company's web site (www.aes.com). Each Audit Committee member is independent as defined by NYSE listing standards and the Sarbanes-Oxley Act, and Messrs. McArthur, Rossotti and Sandstrom have been designated as Audit Committee Financial Experts under Section 407 of the Sarbanes-Oxley Act and determined to be "financially literate" as required by the NYSE. The Audit Committee met 14 times in 2003.

 The Environment, Safety, Social Responsibility, and Technology Committee ("ESST") monitors the environmental and safety compliance, respectively, of the Company and its subsidiaries and reviews and approves the scope of the Company's internal environmental and safety compliance audit programs to consider the adequacy and appropriateness of the programs being planned and performed, as well as periodically reviews the Company's commitment to, and implementation of, its principle to act in a socially responsible way, and reviews and considers technology developments applicable to the industry and the Company's businesses. The ESST Committee is composed of three non-employee directors and operates under the Charter of the Environment, Safety, Social Responsibility and Technology Committee of the Board of Directors of The AES Corporation adopted and approved by the Board. A copy of the charter appears on the Company's web site (www.aes.com). The ESST Committee met 4 times in 2003.

 The Nominating and Corporate Governance Committee provides recommendations for potential nomination for election of new members of the Board of Directors, establishes compensation for directors, and also considers governance issues relating to the Board of Directors. Nominees for Director are selected on the basis of, among other things, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries, understanding of the Company's global business environment and willingness to devote adequate time and effort to Board responsibilities so as to enhance the Board's ability to oversee and direct the affairs and business of the Company. The Nominating and Corporate Governance Committee operates under the Charter of the Nominating and Corporate Governance Committee of the Board of Directors of The AES Corporation adopted and approved by the Board. A copy of the charter appears on the Company's web site (www.aes.com). In certain instances, the Company engages a third party to assist in identifying potential nominees. The Nominating and Corporate Governance Committee also considers potential nominations provided by stockholders and submits suggested nominations, when appropriate, to the Board of Directors for approval. Stockholders wishing to recommend persons for consideration by the Committee as nominees for election to the Company's Board of Directors can do so by writing to the Secretary of the Company at 1001 North 19th Street, Arlington, Virginia 22209, giving each such person's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the person recommended of his or her consent to be named as a nominee and, if nominated and elected, to serve as a director. The Company's By-Laws also contain a procedure for stockholder nomination of directors. (See "Submission of Stockholder Proposals and Nominations" below.) The Nominating and Corporate Governance Committee met 8 times in 2003.

 The Compensation Committee establishes rates of salary, bonuses, profit sharing contributions, grants of stock options, Restricted Stock Units, Performance Units, retirement and other compensation for officers of AES and for such other people as the Board may designate. The Compensation Committee's principal objective in establishing compensation policies is to develop and administer a comprehensive program designed to attract and retain outstanding people. The Compensation Committee specifically acts to evaluate the performance and set the total compensation for executive officers of the Company, including the CEO, in accordance with the guidelines discussed in the Compensation Committee report set forth below. The Compensation Committee has delegated to the CEO, subject to review by the Committee and the Board, the power to set compensation for non-executive officers. All of the members of the Compensation Committee are "disinterested persons" under the provisions of Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee operates under the Charter of the Compensation Committee of the Board of Directors of The AES Corporation adopted and approved by the Board of Directors. A copy of the charter appears on the Company's web site (www.aes.com). The Compensation Committee met 7 times in 2003.

 The Special Committee was formed on September 4, 2002 to facilitate communications between the Board and management of the Company in connection with the turnaround efforts faced at that time by the Company. The Committee remains active and is available to provide advice and assistance to Company management on a more frequent basis than the regularly scheduled meetings of the Board. The Special Committee met 15 times in 2003.

FINANCIAL AUDIT COMMITTEE REPORT

 The Company, not the Financial Audit Committee ("Audit Committee") nor the independent auditor, is responsible for the preparation of its financial statements and its operating results and for the appropriate safekeeping of the Company's assets. The independent auditor's responsibility is to attest to the fair presentation of the financial statements. The independent auditor is accountable to the Audit Committee, and the Audit Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor. The role of the Audit Committee is to be satisfied that both the Company and the independent auditor discharge their respective responsibilities effectively.

 The Audit Committee held 14 meetings during fiscal 2003. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, the Company, and the Company's independent auditors, Deloitte & Touche LLP. The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits, and met with the independent auditors, with and without management present, to discuss the results of their examinations and their evaluations of the Company's internal controls.

 The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended

December 31, 2003 with management and Deloitte & Touche LLP.

 The Audit Committee also discussed with the independent auditors matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications.

 The Company's independent auditors provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The independent auditors also discussed with the Audit Committee their independence from the Company. When considering Deloitte & Touche LLP's independence, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining their independence. The Audit Committee also reviewed and approved, among other things, the amount of fees paid to Deloitte & Touche LLP for audit and non-audit services. (Please see Principal Accounting Firm Fees chart located in the section of the Proxy marked, "General".)

 Based on its review and these meetings, discussions and reports, and subject to the limitations on its role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended December 31, 2003 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The Audit Committee also selected Deloitte & Touche LLP, subject to ratification by the shareholders at the Annual meeting, as the Company's independent auditors for the fiscal year ended December 31, 2004.

The Audit Committee:

John H. McArthur, Chairman
Charles O. Rossotti
Sven Sandstrom

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

 Responsibilities of the Compensation Committee of the Board of Directors include establishing policies governing the compensation of officers of AES. The Compensation Committee is composed of three Directors that satisfy the "independence" standards of the NYSE and the Sarbanes-Oxley Act.

 The Compensation Committee's principal objective in establishing compensation policies is to develop and administer a comprehensive program designed to attract, motivate and retain outstanding people. The policies are designed to encourage such people to make career commitments to AES and to accomplish AES's short and long-term business objectives.

 The Compensation Committee's guidelines for compensation of executive officers are designed to provide fair and competitive levels of total compensation, while integrating pay with performance. Executive officers are evaluated annually for performance according to individual responsibilities and contributions, as well as broader measures related to corporate performance.

 There are three elements of AES executive officer compensation (these elements are the same for most employees in the company): Base Salary, Annual Bonus, and Long-Term Compensation.

 The Compensation Committee's guideline for each component of compensation is to provide compensation that is generally consistent with the Compensation Committee's interpretation of competitive compensation averages for individuals with similar responsibilities at companies with similar financial and operating characteristics. Comparisons are made with published amounts, where available, and, from time to time, the Company also participates in various industry-sponsored compensation surveys in addition to periodic consultant reviews of our benchmark data. Because individual compensation is determined in part by experience and performance, actual compensation may vary from industry averages.

 Base Salary is adjusted annually by the Compensation Committee to account for general economic and cost of living changes. Also, adjustments are made periodically to recognize significant new or additional responsibilities of individual executive officers.

 For 2003, Annual Bonuses were based 50 percent on meeting business or corporate cash flow targets, 25 percent on meeting performance improvement targets, and 25 percent on achievement of individual objectives such as leadership. Targeted ranges for the Annual Bonus for different officer job categories or functions were determined using benchmark industry data.

 Executive officers also participate in the Company's profit sharing plan (or deferred compensation plan for executive officers) on the same terms as all other people in the Company, subject to any legal limitations on amounts that may be contributed or benefits that may be payable under the plan. Matching contributions and annual profit sharing contributions are made with the Common Stock of the Company to better align the recipients' interests with that of the stockholders and encourage long-term performance. In addition, certain individuals of the Company participate in the Company's supplemental retirement plan, which provides supplemental retirement benefits to "highly compensated employees" (as defined in the Internal Revenue Code) of an amount which would be contributed on such individual's behalf under the profit sharing plan (or the deferred compensation plan for executive officers) but is not so contributed because of the limitations contained in the Internal Revenue Code.

 In most cases, the Compensation Committee has taken steps to qualify income paid to any executive officer as a deductible business expense pursuant to regulations issued by the Internal Revenue Service under Section 162(m) of the Internal Revenue Code with respect to qualifying compensation paid to executive officers in excess of $1 million. The Compensation Committee will continue to consider the implications to the Company of qualifying all compensation as a deductible expense under Section 162 (m), but retains the discretion to pay bonuses commensurate with an executive officer's contributions to the success of the Company, irrespective of whether such amounts are fully deductible.

  Long-Term Compensation

 For 2004, long-term compensation awards ("LTCA") under the 2003 LTC Plan ("LTC Plan") are proposed to be a mix of stock options, Restricted Stock Units and "Performance Units" (cash bonuses with payout tied to long-term company performance). The purpose of this design is to create a balanced long-term compensation plan by tying a portion of the long-term compensation to stock performance and a portion to AES business performance, thereby providing individuals with incentives that have a more comprehensive link to long-term value creation.

 Targeted long-term compensation levels under the LTC Plan for each individual will be awarded annually based on competitive market pay levels for each job category and an individual's specific job performance. LTCA under the LTC Plan will contain stock-based awards and Performance Units, in percentages based on the Compensation Committee's recommendations.

 For 2004, Restricted Stock Units are being granted under the terms of the LTC Plan. Payment will be made at that time only if certain performance targets have been reached for the period 2004-2006. Specifically, these units will vest if the Total Shareholder Return ("TSR") of AES Stock exceeds the TSR of the S&P 500 over the measurement period, 2004-2006. If this criterion were met, the actual payout of the Restricted Stock Units would occur in 2008. The Compensation Committee has the discretion, but is not required, to waive the requirement that the TSR of AES stock exceed the TSR of the S&P 500 in situations where the TSR of both AES and the S&P exhibit a gain over the measurement period.

 For 2004, Stock Options are being granted under the terms of the LTC Plan. These options vest in equal amounts over three years. This vesting schedule extends the vesting period by one year over awards made in prior years.

 For 2004, Performance Units granted under the terms of the LTC Plan will have an initial value of $1, and will be valued at the end of the performance period (three years) from $0 to $2.00, depending on the achievement of stated performance goals. (If the participant achieves target performance, each performance unit is worth $1.00; if the participant achieves less than 90% of the target performance, each performance unit will be worth $0; if the participant achieves 120% or more of the target performance, each performance unit will be worth $2.00.) The 2004 Performance Units will be tied to the Company's performance as measured by "Cash Value Added" ("CVA"). CVA is equal to AES operating cash flow minus a charge for incremental (new) capital used by AES businesses. The Company has calculated a target CVA for AES as a whole based on budget and corporate model forecasts. A participant's receipt of the LTCA will be dependent upon actual performance compared to this CVA target over a three-year period (2004-2006). Payout under the Performance Units granted for 2004 will not be made until the year 2006. Using CVA as a performance measure is consistent with the Company's focus on increasing operating cash flow of AES businesses.

2004 Long Term Compensation Award Components

Award Type	Measurement	Measurement Period	Payout Year
Perf. Units	Cash Value Added	2004-2006	2006
RSU	AES TSR v. S&P500 TSR	2004-2006	2008
Stock Options	N/A	N/A	N/A

 The Company anticipates that it will continue to award Performance Units, Restricted Stock Units and Stock Options each year. Any payout under such annual Performance Units will occur three years after the date of the grant and will be contingent upon a specific three year business target being met at the end of the three year performance period (the three year target being set at the time of the grant of the annual Performance Units award.) Any payout under such annual Restricted Stock Units will occur five years after the date of grant and will be contingent upon a specific business target being met.

  Chief Executive Officer Compensation

 Mr. Hanrahan's compensation was reviewed and approved by the Compensation Committee utilizing the guidelines discussed above.

 The following positive factors were considered in setting Mr. Hanrahan's compensation:

  •
  The successful refinancing of all near term debt maturities,

  •
  An increase in the prices of various debt securities;

  •
  The successful cost cutting efforts throughout the Company, surpassing its targeted goal of $160 million by approximately 45%;

  •
  The successful completion of $1.25 billion of asset sales;

  •
  The successful achievement of subsidiary cash distributions to parent and holding companies of $1.054 billion;

  •
  The successful restructuring of the Brazilian assets;

  •
  The successful completion of project financing of $890 million for the building of a wholly owned 1200MW combined cycle plant gas fired power plant in Cartagena, Spain;

  •
  An increase in the company stock price of 213.6% during 2003;

  •
  The continuation of the shift to a performance-based culture which is consistent with the values of the Company;

  •
  The introduction of a new code of conduct and a Company-wide compliance program to enforce it; and

  •
  The completion of management reorganization and the introduction of a new people review process.

 The following negative factors considered were:

  •
  The completion of the 427MW Barka combined cycle gas fired power plant in Oman two months behind schedule; and

  •
  The insufficient progress towards targeted safety goals.

 Based on the factors listed above, the Committee determined that Mr. Hanrahan should receive a base salary of $810,000 and a cash bonus of $1,352,000 for 2003.

The Compensation Committee:

Philip A. Odeen, Chairman
Alice F. Emerson
Charles O. Rossotti

COMPENSATION OF EXECUTIVE OFFICERS

 The following table discloses compensation received by the five most highly compensated executive officers for the three years ended December 31, 2003.

Summary Compensation Table

	Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)	All Other Compensation ($)(1)
Paul T. Hanrahan President and Chief Executive Officer	2003 2002 2001	810,000 525,000 240,000	1,352,000 880,875 0	360 360 5,690	731,418 874,600 304,823	82,083 39,375 24,100
Barry J. Sharp Executive Vice President and Chief Financial Officer	2003 2002 2001	500,000 447,000 260,000	570,000 364,000 0	240 1,569 240	299,627 0 311,443	50,000 2,801,303 25,400
John R. Ruggirello Executive Vice President and Chief Operating Officer	2003 2002 2001	450,000 429,166 250,000	500,000 362,345 0	552 230 9,245	269,664 0 334,208	45,000 32,187 24,750
Joseph C. Brandt Executive Vice President and Chief Operating Officer	2003 2002 2001	394,583 151,268 112,000	495,000 337,725 0	216 216 216	168,448 0 40,450	39,458 11,345 7,280
William R. Luraschi Executive Vice President and General Counsel	2003 2002 2001	400,000 382,917 195,000	500,000 323,850 0	240 216 216	242,985 0 92,028	40,000 28,719 12,675

(1)
This column constitutes Company contributions to The AES Corporation Profit Sharing and Stock Ownership Plan of the Company, and allocations to the Company's Supplemental Retirement Plan. Specifically for 2003, (a) amounts contributed to The AES Profit Sharing and Stock Ownership Plan: Mr. Hanrahan – $20,000; Mr. Brandt – $20,000; Mr. Sharp – $20,000; Mr. Ruggirello – $20,000; and Mr. Luraschi – $ 20,000; and (b) amounts allocated to the Supplemental Retirement Plan: Mr. Hanrahan – $61,000; Mr. Sharp – $30,000; Mr. Ruggirello – $25,000; Mr. Brandt – $19,458; and Mr. Luraschi – $20,000. In addition, it constitutes loan forgiveness in July 2002 for Mr. Sharp in an amount of $2,767,528, which includes a gross-up for federal and state taxes. In addition, it includes Mr. Hanrahan's personal use of company vehicles and drivers in an amount of $1,083.

Performance Unit Awards in 2003

Name	Number of Performance Units Awarded In February 2003	Performance or Other Period Until Maturation or Payout	2005 Payout if Performance Below 90% of Corporate CVA Target	2005 Payout if Performance Equals 100% of Corporate CVA Target	2005 Payout if Performance Equals 120% or more of Corporate CVA Target
Paul T. Hanrahan	2,984,850	2003–2005	0	$2,984,850	$5,969,700
Barry J. Sharp	1,222,750	2003–2005	0	1,222,750	2,445,500
John R. Ruggirello	1,065,475	2003–2005	0	1,065,475	2,130,950
Joseph C. Brandt	687,420	2003–2005	0	687,420	1,374,840
William R. Luraschi	991,600	2003–2005	0	991,600	1,983,200

Option Grants in Last Fiscal Year

        The following table provides information on options granted for 2003 to the named executive officers.

Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to all AES People for Fiscal Year(2)	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Fair Value ($)(3)
Paul T. Hanrahan Chief Executive Officer and President	731,418	8.02%	2.83	2/12/2013	1,470,150
Barry J. Sharp Executive Vice President and Chief Financial Officer	299,627	3.28%	2.83	2/12/2013	602,250
John R. Ruggirello Executive Vice President and Chief Operating Officer	269,664	2.95%	2.83	2/12/2013	542,025
Joseph C. Brandt Executive Vice President and Chief Operating Officer	168,448	1.85%	2.83	2/12/2013	338,580
William R. Luraschi Executive Vice President and General Counsel	242,985	2.66%	2.83	2/12/2013	488,400

(1)
All options are for shares of Common Stock of the Company.

(2)
Percentages are based on the total number of participants awarded options in 2003.

(3)
The Company's assumptions used to calculate this award include an expected volatility of 67.56%, a 3.98% risk free rate of return, no dividends, a 76.83% Black-Scholes ratio, and three year ratable vesting to create a 71.06% post-vested Black-Scholes ratio and a $2.01 post-vested Black-Scholes value. No adjustments were made for non-transferability or risk of forfeiture. The grant has a 10-year term and Options vest over two years in two equal installments: 50% on the first anniversary of the date of the grant and 50% on the second anniversary date of the grant. The use of such amounts and assumptions is not intended to forecast any possible future appreciation of the Company's stock price or dividend policy.

Aggregated Option Exercises in Last Fiscal Year, and Fiscal Year-End Option Value

 The following table provides information on option exercises in 2003 by the named executive officers and the value of such officers' unexercised options at December 31, 2003.

			Number of Securities Underlying Unexercised Options at Dec. 31, 2003	Value of Unexercised In-the-Money Options at Dec. 31, 2003
Name	Shares Acquired on Exercise	Value Realized($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable (1)
Paul T. Hanrahan Chief Executive Officer and President	0	0	1,151,714 1,314,484	2,425,693 9,056,071
Barry J. Sharp Executive Vice President and Chief Financial Officer	25,844	$80,733.16	677,405 299,627	772,219 1,980,534
John R. Ruggirello Executive Vice President and Chief Operating Officer	18,724	$58,869.36	670,349 269,664	713,140 1,782,479
Joseph C. Brandt Executive Vice President and Chief Operating Officer	0	0	48,350 168,448	0 1,113,441
William R. Luraschi Executive Vice President and General Counsel	0	0	190,918 242,985	76,376 1,606,131

(1)
The amounts in this column have been calculated based on the difference between the quoted market closing price of the Company's Common Stock on December 31, 2003 of $9.44 per share for each security underlying such stock option and the per share exercise price.

EMPLOYMENT AGREEMENTS, SEPARATION AGREEMENTS, AND CHANGE IN CONTROL AGREEMENTS

  Officer Employment Agreements:

 The Company has individual employment agreements with Mr. Hanrahan, Mr. Ruggirello, Mr. Sharp, Mr. Luraschi, Mr. Hemphill and Mr. Brandt (the "Employment Agreements").

 Each of the Employment Agreements shall end on December 31, 2005, provided, however, that commencing on January 1, 2005, and on each subsequent January 1, the term of the Employment Agreements shall automatically be extended for one additional year unless, no later than the date which is six (6) months prior to the renewal date, the Company or the individual provides notice of an intent not to extend the term. Each of the Employment Agreements provides a respective base salary amount. Mr. Hanrahan also is eligible for an annual bonus with a target of (150%) of his base salary; Mr. Ruggirello, Mr. Sharp, Mr. Hemphill and Mr. Brandt are eligible for an annual bonus with a target of (105%) of their respective base salary; and Mr. Luraschi is eligible for an annual bonus with a target of (90%) of his base salary. The annual bonus amounts are payable based on achievement of corporate performance goals and/or other conditions that are established by the Compensation Committee of the Board. Each of the individuals also is eligible to participate in the Company's long-term compensation plans.

 The Employment Agreements provide that, if the Company terminates an executive's employment other than for Disability or Cause or if an individual terminates his employment for Good Reason, as each such term is defined in the Employment Agreements, then the Company will be obligated to pay the terminated individual a pro rata bonus for the year of termination and (a), if the terminated individual is Mr. Sharp, Mr. Ruggirello, Mr. Luraschi, Mr. Hemphill or Mr. Brandt, an amount equal to the product of one (1) and the sum of the annual Base Salary rate in effect for the individual immediately preceding the date of termination and the individual's target bonus for the year in which the date of termination occurs or (b), if the terminated individual is Mr. Hanrahan, an amount equal to the product of two (2) and the sum of (i) the annual Base Salary rate in effect for Mr. Hanrahan immediately preceding the date of termination and (ii) his target bonus for the year in which the date of termination occurs. In addition, Mr. Sharp, Mr. Ruggirello, Mr. Luraschi, Mr. Hemphill and Mr. Brandt would be entitled, for a twelve (12) month period immediately following the date of termination, with Mr. Hanrahan entitled to a twenty-four (24) month period, to continue to participate in all medical, dental, hospitalization, life insurance and other welfare, fringe benefit and perquisite plans and programs, in each case in which he was participating on the date of termination. Each option to acquire common stock of the Company granted under a Company incentive plan or other arrangement that is held by the individual on the date of termination would remain outstanding, and continue to vest according to its terms as if the individual remained employed by the Company, until the earlier of (i) the end of the original term of such option or (ii), if the terminated individual is Mr. Sharp, Mr. Ruggirello, Mr. Luraschi, Mr. Hemphill and Mr. Brandt, the second anniversary of the date of termination, or (iii), if the terminated individual is Mr. Hanrahan, the third anniversary of the date of termination.

 If an Executive's Employment Agreement is terminated by the Company other than for Cause or Disability or if the Executive terminates his Employment for Good Reason, in either case within two years following a Change in Control, the terminated individual shall receive the payments and benefits set forth above regarding termination by an individual for

Good Reason or by the Company other than for Disability or Cause, except that (i) the multiplier regarding the product of the sum of the annual base salary and annual target bonus shall be increased to three (3), (ii) the benefit continuation period shall be extended to thirty-six (36) months and (iii) each option described above held by the employee shall vest and become immediately exercisable in full on the date of termination and shall remain exercisable until the earlier of (a) the end of the original term of such option or (b) the fourth anniversary of the date of termination of the respective Employment Agreement.

 For purposes of the Employment Agreements, "Change in Control" shall mean the occurrence of any one of the following events: (a) any Person is or becomes the Beneficial Owner of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; (b) the following individuals cease for any reason to constitute a majority of directors then serving: individuals who, on the date hereof, constitute the Board and any new director whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or (c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger or consolidation or any parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company; or (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

THE AES CORPORATION STOCK PRICE PERFORMANCE

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100

Peer Group Index*

 The Peer Group consists of the following publicly traded companies in the global power generation industry: Edison International, CMS Energy Corporation, and International Power, PLC.

 The 2003 Peer Group Index reflects the weighted average total return for the entire Peer Group calculated for the period in which the Company's equity securities were registered with the Securities and Exchange Commission pursuant to the Exchange Act, from a base of 100. In compliance with Securities and Exchange Commission regulations, the returns of each company in the Peer Group Index have been weighted according to their market capitalization as of the beginning of the period.

 The Report of the Compensation Committee on Executive Compensation and The AES Corporation Stock Price Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Exchange Act.

* Excludes The AES Corporation

SHAREHOLDER PROPOSAL 2

  Appointment of Auditors

 The Board of Directors has appointed Deloitte & Touche LLP, a firm of independent public accountants, as auditors to examine and report to stockholders on the consolidated financial statements for the Company and its subsidiaries for the calendar year ended 2004. Deloitte and Touche LLP has acted as the Company's independent auditors since 1981. The appointment was made upon the recommendation of the Audit Committee of the Board of Directors. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will be given an opportunity to make a statement. They also will be available to respond to appropriate questions.

 The Board of Directors recommends that the stockholders ratify the appointment of Deloitte & Touche LLP, and intends to introduce at the forthcoming Annual Meeting the following resolution (designated herein as Proposal 2):

  "RESOLVED, that the appointment by the Board of Directors of Deloitte & Touche LLP as independent auditors of this Company for the year 2004 is hereby approved, ratified and confirmed."

 Ratification is confirmed if a majority of the votes of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting of Shareholders, at which a quorum is present, are received.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

GENERAL

  Principal Accounting Firm Fees

Deloitte & Touche LLP has been engaged as the Company's independent auditors for 2004, subject to approval by the Company's stockholders at the Annual Meeting. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will be given an opportunity to make a statement. They also will be available to respond to appropriate questions.

 The following chart outlines the aggregate fees billed to the Company for the fiscal years ending December 31, 2003 and 2002 by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche"), which includes Deloitte Consulting:

	2003	2002
Audit Fees:	$8,485,771	$7,664,291
Audit Related Fees (a):	665,362	443,433

Total audit and audit-related fees:	9,151,133	8,107,724
Tax Fees (b):	4,745,824	5,785,067
All Other Fees (c):	19,289	164,265

Total Fees (d)(e):	$13,916,246	$14,057,056

(a)
Includes fees for accounting consultations, internal control testing, and audits of employee benefit plans.

(b)
Includes fees for corporate and subsidiary tax return preparation services, corporate tax consultation, expatriate tax return preparation services and consultations.

(c)
Other includes fees for miscellaneous projects.

(d)
Fee information excludes fees billed to equity method investees in both years.

(e)
The Company desires to maintain an independent relationship between itself and Deloitte and Touche LLP, and to ensure that level of independence during 2003, the Financial Audit Committee of the Company maintained its policy established in 2002 within which to judge if Deloitte and Touche LLP may be eligible to provide certain services outside of it's main role as outside auditor. Services within the established framework include audit and related services and certain tax services. Services outside of the framework require Financial Audit Committee approval prior to the performance of the service. The Sarbanes-Oxley Act of 2002 addresses auditor independence, and this framework is consistent with the provisions of the Act. No services (0%) were approved after the fact by the Financial Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2.01 of Regulation S-X of the Securities Exchange Act of 1934, as amended. The Board of Directors and the Audit Committee have resolved to phase out the use of the Company's independent auditor for Company tax services.

  Section 16(a) Beneficial Ownership Reporting Compliance

 Based solely on the Company's review of reports filed under Section 16(a) of the Securities Exchange Act of 1934 and certain written representations (as allowed by Item 405(b)(2)(i) of Regulation S-K, the Company believes that no person subject to Section 16(a) of the Exchange Act with respect to the registrant failed to file on a timely basis the reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

  Submission Of Stockholder Proposals, Nominations and Communications with the Board

 Any stockholder entitled to vote in the election of directors and who meets the requirements of the proxy rules under the Exchange Act may submit to the Board of Directors proposals to be considered by the Board of Directors for submission to the stockholders at the Year 2005 Annual Meeting. Any such proposal should be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid to the Secretary, The AES Corporation, 1001 North 19th Street, Arlington, Virginia 22209 and must be received no later than

November 16, 2004 in compliance with Rule 14a-8 of the Securities Exchange Act of 1934 promulgated by the Commission. Any such notice shall set forth: (a) the name and address of the stockholder and the text of the proposal to be introduced; (b) the number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the date of such notice; and (c) a representation that the stockholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice. The chairperson of the meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedure.

 AES's By-Laws contain a procedure for stockholder nomination of directors. The By-Laws provide that any record owner of stock entitled to be voted generally in the election of directors may nominate one or more persons for election as a director at a stockholders meeting only if written notice is given to the Secretary of AES of the intent to make such nomination. The notice must be given, with respect to an annual meeting, not later than 90 days in advance of such annual meeting and with respect to a special meeting, not later than the close of business on the seventh day following the earlier of (a) the date on which notice of such special meeting is first given to stockholders and (b) the date on which a public announcement of such meeting is first made. Each notice must include (i) the name and address of each stockholder who intends to appear in person or by proxy to make the nomination and of the person or persons to be nominated; (ii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming them) pursuant to which the nomination is to be made by the stockholder; (iii) such other information regarding each nominee proposed by such stockholder as would have been included in a proxy statement filed pursuant to Rule 14a-8 under the Exchange Act; and (iv) the consent of each nominee to serve if elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with this procedure. The procedure for stockholder nomination of directors described above may have the effect of precluding a nomination for election of directors at a particular meeting if the required procedure is not followed.

 The Board of Directors offers several e-mail addresses as set forth below for shareholders to send communications to the non-management Directors and/or the four standing committees of the Board:

 AES Board of Directors: AESDirectors@aes.com

 Audit Committee Chairman:
AuditCommitteeChair@aes.com

 Compensation Committee Chairman:
CompCommitteeChair@aes.com

 Nominating and Corporate Governance Chairman:
NomGovCommitteeChair@aes.com

Environment, Safety, Social Responsibility and
Technology Committee Chairman:
ESSTCommitteeChair@aes.com

  Adoption Of Code Of Business Conduct And Ethics And Corporate Governance Guidelines

 A Code of Business Conduct and Ethics ("Code") and Corporate Governance Guidelines have been adopted by the Board of Directors. The Code is intended to govern as a requirement of employment the actions of everyone who works at AES, including employees of AES subsidiaries and affiliates. The Code and the Corporate Governance Guidelines are located in their entirety on the

Company's web site and can be accessed by using the address www.aes.com. You can also obtain a copy of the Code or Corporate Governance Guidelines by making a written request to: Corporate Secretary, The AES Corporation, 1001 N. 19th Street, Arlington, VA 22209.

  Solicitation Of Proxies

 Proxies will be solicited by mail, telephone, or other means of communication. The Company has retained the services of EquiServe and Corporate Investor Communications, Inc. to assist in the solicitation of proxies from stockholders for a fee, including its expenses estimated at $6,000. In addition, solicitation can be made by directors, officers, and regular employees of the Company. The Company will reimburse brokerage firms, custodians, nominees, and fiduciaries in accordance with the rules of the National Association of Securities Dealers, Inc., for reasonable expenses incurred by them in forwarding materials to the beneficial owners of shares. The entire cost of solicitation will be borne by the Company.

  Form 10-K Annual Report

 Any Stockholder who desires an additional copy of the Company's 2003 Annual Report on Form 10-K filed with the Securities and Exchange Commission may obtain a copy (excluding exhibits) without charge by addressing a request to the Secretary, The AES Corporation, 1001 North 19th Street, Arlington, Virginia 22209. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. Stockholders may also visit the Company's web site at http://www.aes.com

 By Order of the Board Of Directors,

Brian A. Miller
Vice President, Deputy General Counsel and Secretary

The AES Corporation
C/O EQUISERVE TRUST COMPANY N.A.
P. O. BOX 8509
EDISON, NJ 08818-8509

Voter Control Number

Your vote is important. Please vote immediately.

Vote-by-Internet			Vote-by-Telephone
		OR

1.	Log on to the Internet and go to http://www.eproxyvote.com/aes		1.	Call toll-free 1-877-PRX-VOTE (1-877-779-8683)
2.	Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.		2.	Enter your Voter Control Number listed above and follow the easy recorded instructions.

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
☒	Please mark votes as in this example.
This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

The Board of Directors recommends a vote FOR Company Proposals 1 and 2.

								FOR	AGAINST	ABSTAIN
1.	Election of Directors. (Please see reverse)					2.	Ratification of Appointment of Independent Auditors.	☐	☐	☐
			FOR	WITHHELD
		FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
	☐	For all nominees except as written above					Mark box at right if an address change or comment has been noted on the reverse side of this card.			☐

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Signature:	Date:	Signature:	Date:

TELEPHONE AND INTERNET VOTING INSTRUCTIONS

You may use the telephone or the Internet, 24 hours a day, 7 days a week, to vote. However, to ensure that your vote will be counted, please cast your Internet or telephone vote before midnight on April 27, 2004. To access the telephone or Internet voting instruction system, you must use the control number printed in the box above.

1.
To vote over the telephone: Using a touch-tone telephone, call 1-877-PRX-VOTE (1-877-779-8683).

2.
To vote over the Internet: Log on to the internet and go to the web site http://www.eproxyvote.com/aes

3.
If you would like to receive The AES Corporation annual meeting materials online in the future, please access the Consent Site from the web address above, or go to the Consent Site directly at http://www.econsent.com/aes

Using the telephone or Internet voting instruction system has the same effect as giving voting instructions by marking, signing, dating and returning your paper Proxy Card. If you use the telephone or Internet voting instruction system, there is no need for you to mail back your Proxy.

DETACH HERE

PROXY

THE AES CORPORATION

Proxy Solicited on Behalf of the Board of Directors of
The AES Corporation for Annual Meeting April 28, 2004.

The Undersigned hereby appoints Richard Darman or Paul T. Hanrahan, or either of them, and any substitute or substitutes, to be the attorneys and proxies of the undersigned at the Annual Meeting of Stockholders of The AES Corporation ("AES") to be held at 9:30 a.m. EDT on Wednesday, April 28, 2004 at 1001 N. 19th St., Arlington, VA 22209, or at any adjournment thereof, and to vote at such meeting the shares of common stock of AES the undersigned held of record on the books of AES on the record date for the meeting for the election for the nominees listed below, on Proposals 1 and 2 referred to on the reverse side and described in the Proxy Statement, and on any other business before the meeting, with all powers the undersigned would possess if personally present.

Election of Directors, Nominees:

(01) Richard Darman, (02) Alice F. Emerson, (03) Paul T. Hanrahan,
(04) Kristina M. Johnson, (05) John A. Koskinen, (06) Philip Lader,
(07) John H. McArthur, (08) Sandra O. Moose, (09) Philip A. Odeen,
(10) Charles O. Rossotti, (11) Sven Sandstrom and (12) Roger W. Sant

You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote your share unless you sign and return this card, or vote by telephone or the Internet.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

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